UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2006
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Press release dated June 12, 2006
Presentation materials - Conference

Item 7.01 Regulation FD Disclosure.
On June 12, 2006, Copano Energy, L.L.C. issued a press release announcing that John Eckel, its Chairman and Chief Executive Officer, will speak at the Morgan Stanley Small Cap Executive Conference to be held June 14 through 16 at The Crown Plaza Times Square Hotel in New York City. Copano Energy’s presentation at the conference will be webcast live on Friday June 16, 2006, at 9:45 a.m. Eastern Time. The press release and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
Not applicable.
(b)	Pro forma financial information.
Not applicable.
(c)	Exhibits.

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated June 12, 2006

99.2	Copano Energy, L.L.C. presentation materials — Morgan Stanley Small Cap Executive Conference

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: June 14, 2006	By:	/s/ DOUGLAS L. LAWING
		Name:	Douglas L. Lawing
		Title:	Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated June 12, 2006

99.2	Copano Energy, L.L.C. presentation materials — Morgan Stanley Small Cap Executive Conference